Exhibit 99.6

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Vornado Realty Trust Registration Statements:

•        Registration Statement No. 333-09159 on Form S-8

•        Registration Statement No. 333-29011 on Form S-8

•        Registration Statement No. 333-50095 on Form S-3

•        Registration Statement No. 333-52573 on Form S-8

•        Registration Statement No. 333-64015 on Form S-3

•        Registration Statement No. 333-76327 on Form S-3

•        Registration Statement No. 333-81497 on Form S-8

•        Registration Statement No. 333-89667 on Form S-3

•        Registration Statement No. 333-36080 on Form S-3

•        Registration Statement No. 333-68462 on Form S-8

•        Registration Statement No. 333-102216 on Form S-8

•        Registration Statement No. 333-102215 on Form S-3

•        Registration Statement No. 333-102217 on Form S-3

•        Registration Statement No. 333-105838 on Form S-3

•        Registration Statement No. 333-107024 on Form S-3

•        Registration Statement No. 333-109661 on Form S-3

•        Registration Statement No. 333-114146 on Form S-3

•        Registration Statement No. 333-114807 on Form S-3

•        Registration Statement No. 333-120384 on Form S-3

•        Registration Statement No. 333-121929 on Form S-3

•        Registration Statement No. 333-126963 on Form S-3

and in the following joint registration statements of Vornado Realty Trust and Vornado Realty L.P.:

•        Registration Statement Nos. 333-29013 and 333-29013-01 on Form S-3

•        Registration Statement Nos. 333-40787 and 333-40787-01 on Form S-3

•        Registration Statement Nos. 333-108138 and 333-108138-01 on Form S-3

•        Registration Statement Nos. 333-122306 and 333-122306-01 on Form S-3

of our report dated April 28, 2005, with respect to the consolidated financial statements of Toys “R” Us., Inc., included in the Form 8-K/A of Vornado Realty Trust dated July 21, 2005, filed with Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York

October 3, 2005